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                          HALLMARK EQUITY SERIES TRUST

                        Supplement dated January 23, 2006
  to the Prospectus and Statement of Additional Information dated July 26, 2005

         Effective December 31, 2005, J. Robert Bloom, Jr., Chief Investment Officer/Managing Director of Trainer Wortham & Co., Inc. ("Trainer Wortham"), became the portfolio manager of the Hallmark Capital Appreciation Fund
(the "Fund").   Mr. Bloom is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bloom joined Trainer Wortham in 2005. Prior to joining Trainer Wortham, he served as Executive Vice President and Principal of Berg Capital from 2002 through 2004 and as President of LF Kapital - U.S. Office from 2001 to 2002. Mr. Bloom received his BS from Wharton School in 1963 and his MBA from the University of Iowa in 1964.

         Trainer Wortham is also the Sub-Adviser to Hallmark First Mutual Fund and Hallmark Total Return Bond Fund. Mr. Bloom does not manage any other accounts. Mr. Bloom receives a fixed salary and variable bonus for his services which is not tied to the performance or the value of the Fund's assets. He also participates in Trainer Wortham's 401K plan. Mr. Bloom has no investment in the Fund.

         Additional important information on Trainer Wortham can be found in the Fund's most recent prospectus and Statement of Additional Information.